UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 20, 2017

RAND CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	814-00235	16-0961359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Rand Building, Buffalo, NY 14203

(Address of principal executive offices)

(716) 853-0802

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters on a Vote of Security Holders

The 2017 Annual Meeting of Shareholders of Rand Capital Corporation (the “Company”) was held on April 20, 2017. Proxies were solicited pursuant to the Company’s proxy statement filed on March 8, 2017 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. There was no solicitation in opposition to the Company’s solicitation. Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results.

Proposal 1. The election of six Directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. In accordance with the results below, each nominee as listed in the proxy statement was re-elected to serve as a director.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Allen F. Grum	2,121,913	67,041	17,409	2,853,446
Erland E. Kailbourne	2,121,748	61,206	23,409	2,853,446
Ross B. Kenzie	2,003,537	179,417	23,409	2,853,446
Reginald B. Newman II	2,121,437	61,517	23,409	2,853,446
Jayne K. Rand	2,127,163	55,791	23,409	2,853,446
Robert M. Zak	2,118,863	64,091	23,409	2,853,446

Proposal 2. Advisory vote on executive compensation. In accordance with the results below, the compensation was approved (on a non-binding basis).

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,086,315	92,981	27,067	2,853,446

Proposal 3. Advisory vote on the frequency of holding future advisory votes on executive compensation. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,942,725	18,964	227,619	17,055	2,853,446

The results of the shareholder vote with respect to the frequency of future advisory votes on executive compensation were consistent with the recommendation of the Company’s Board of Directors that such vote be held every year. Accordingly, the Company’s Board of Directors has decided to hold an annual advisory say-on-pay vote until the next required vote on the frequency of future advisory votes on executive compensation.

Proposal 4. The ratification of the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2017. In accordance with the results below, the selection of Freed Maxick CPAs, P.C. was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,976,342	72,832	10,635	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND CAPITAL CORPORATION

Date: April 21, 2017

	By:	/s/ Allen F. Grum
		Name:	Allen F. Grum
		Title:	President and Chief Executive Officer